EXHIBIT 10.9

                                 LEASE AGREEMENT
                                 ---------------

      THIS LEASE AGREEMENT ("Lease"), made this 16th day of September, 1999, by and between JOHN R. LERCH AND THOMAS C. THOMPSON (hereinafter referred to as

"Landlord") and BAY NATIONAL CORP. (hereinafter referred to as "Tenant"),

WITNESSETH:

      For and in consideration of the rent reserved, and the mutual covenants and agreements contained in this Agreement, the parties hereto do hereby covenant and agree as follows:

      1. TERM AND RENT. Landlord does hereby rent, demise and lease unto the

Tenant the property and facilities located at the northeast corner of Market

Street and Poplar Hill Avenue, sometimes being referred to as 109 Poplar Hill

Avenue in the City of Salisbury, Wicomico County, Maryland, for a term of five

      (5) years, commencing on September 1, 1999 ("Commencement Date"), through

July 31, 2004, to be occupied as and for the purposes of a commercial bank,

financial services, professional offices, any use permitted for a national bank,

a bank holding company, a subsidiary or affiliate of either or associated uses for a rental in the amount of Twenty-Three Thousand Seven Hundred Fifty and

00/100 Dollars ($23,750.00) per year, payable in monthly installments of One

Thousand Nine Hundred Seventy-Nine and 66/100 Dollars ($1,979.66) per month,

payable on the first of each month in advance directly to Landlord at the addresses set forth herein.

      2. LEASE OPTIONS. Tenant shall have the privilege and option to extend the term of this Lease for three (3) additional terms of five (5) years each,

commencing immediately upon the expiration of the original or previous option term, by giving Landlord written notice not less than ninety (90) days prior to the expiration of the original or previous option term. If exercised, the lease option shall be upon the same terms and conditions as the initial term, except that the rent
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shall be as follows: (a) for the initial option term commencing August 1, 2004,

through July 31, 2009, rent shall be in the amount of Twenty-Seven Thousand Five

Hundred and 00/100 Dollars ($27,500.00) per year payable in monthly installments of Two Thousand Two Hundred Ninety-One and 66/100 ($2,291.66) per month; (b) for the second option term commencing on August 1, 2009, through July 31, 2014, rent shall be in the amount of Thirty-One Thousand Two Hundred Fifty and 00/100

Dollars ($31,250.00) per year payable in monthly installments of Two Thousand

Six Hundred Four and 17/100 Dollars ($2,604.17) per month; and (c) for the third option term commencing on August 1, 2014, through July 31, 2019, rent shall be in the amount of Thirty Five Thousand and 00/100 Dollars ($35,000) per year payable in monthly installments of Two Thousand Nine Hundred Sixteen and 67/100

Dollars ($2,916.67) per month.

      3. TENANT'S USE OF PREMISES. Tenant agrees that the premises shall be used for the uses specified in paragraph 1 of this Lease only. No other business shall be carried on upon the premises without the express written consent of the

Landlord in advance which shall not be unreasonably withheld or delayed. Tenant shall conduct its business and the use of the demised premises in accordance with any and all applicable laws, regulations, and ordinances. Tenant shall not do, suffer or permit anything to be done in or about the premises which will contravene the policy of insurance against loss by fire or other hazard with the premises or which will cause any increase in the fire hazard in said premises without Landlord's written consent.

      4. PROPERTY CONDITION; MAINTENANCE. Except as provided herein, by taking possession of the property, Tenant accepts the premises "as is" and agrees conclusively that the property is in good and tenantable condition. The Landlord hereby represents and warrants to the Tenant that no Hazardous Substance (as defined below) presently exists in or on the premises demised herein. The

Landlord further represents and warrants to the Tenant that no violation has

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occurred with respect to the premises demised herein of any federal, state or local statute, ordinance, rule, regulation or other law pertaining to Hazardous

Substances, and that there is no action or proceeding pending before or appealable from any court, quasi-judicial body or administrative agencies relating to Hazardous Substances affecting or alleged to be affecting the premises. Landlord agrees to hold harmless, indemnify and defend the Tenant and its assignees from and against any claim, demand, penalty, fee, lien, damage,

loss, expense or liability from a third party resulting from (i) any breach of the representations or warranties made by it in this Paragraph 4, including reasonable attorney's fees and costs of, or in preparation for, any trial or appellate review, and (ii) any actual Hazardous Substance contamination,

including the clean-up of Hazardous Substances from the premises demised herein not caused by any action of Tenant which directly or indirectly results in the premises or any other property being contaminated with Hazardous Substances. In the event that there is any actual Hazardous Substance contamination as described above, Landlord shall have the option to: (1) remove any Hazardous

Substances in the premises demised herein at its sole cost and expense or (2) if the cost of the aforesaid removal exceeds 50% of the value of the premises demised herein, terminate this Lease and upon the termination date, pay to

Tenant the then book value of all improvements made by tenant and reasonable moving expenses. If the cost of the aforesaid removal does not exceed 50% of the value of the premises demised herein, Landlord shall, as set forth herein,

remove any Hazardous substances . In the event Landlord exercises the option in this Paragraph 4 to terminate this Lease, all indemnification referenced in this

Lease and any extensions and/or modifications thereof shall survive the termination of this Lease and shall continue to inure to the benefit of the

Tenant, notwithstanding any assignment of its other rights hereunder. As used herein, "Hazardous Substance" shall mean any hazardous, toxic or dangerous substances, waste or material that is or

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may become regulated under any federal, state or local statute, ordinance, rule,

regulation or other law now or hereafter in effect pertaining to environmental protection, contamination or clean-up, including, without limitation, the

Comprehensive Environment Response. Compensation and Liability Act (42 U.S.C.

ss.ss.9601 et seq.), the Superfund Amendments and Reauthorization Act of 1986

(42 U.S.C. ss.9601(20)(D)), the Resource Conservation and Recovery Act (42

U.S.C. ss.ss.6901 et seq.), the Federal Water Pollution Control Act as amended by the Clean Water Act of 1977 (33 U.S.C. ss.ss.1251 et seq.) and the Clean Air

Act of 1966 (42 U.S.C. ss.ss.7401 et seq.), and the Toxic Substances Control Act

(15 U.S.C. ss.2601 et seq.). Tenant shall take good care of the property,

maintain the same in its condition when delivered, except for additions and improvements made by Tenant as Tenant deemed necessary, and suffer no waste,

keep the plumbing works, pipes, fixtures and other interior and exterior facilities therein in good repair, and at the expiration of occupancy, deliver up the premises in good order and condition, natural wear and tear only excepted. Landlord represents and warrants that all mechanical systems are in good working condition as of the Commencement Date of this Lease. All alterations, additions and improvements (except for trade fixtures put in at the expense of Tenant, which may be removed by Tenant at the end of the term,

provided same may be removed without damage to the demised premises) shall be at the sole cost and expense of Tenant, but shall become the property of Landlord and shall remain upon and be surrendered with the premises as a part thereof at the termination of this Lease.

      5. UTILITIES. Tenant shall arrange for and pay for any and all utility services to the premises, including without limitation, all costs of heating and air-conditioning, gas, electric, water and sewer, telephone, cable television and other like charges and fees for public utility services. In addition, Tenant agrees to pay the maintenance and repair costs during the term of this

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Lease and any extension hereof in respect to the heating, air-conditioning,

interior lighting equipment or other systems of said building. If during such term any of such equipment requires replacement, Tenant shall bear the cost of such replacement, except that if such equipment requires replacement within twelve (12) months of the end of the original term or any additional term and

Tenant at such time notifies Landlord that it will not exercise any options to renew or if the Lease is in its final option period, Landlord shall reimburse

Tenant 75% of any replacement cost. In the event that Tenant replaces any such equipment within twelve (12) months of the end of the original term or any additional term and Tenant provides the above-referenced notice to Landlord,

Tenant shall inform Landlord of the cost and description of the equipment being replaced prior to making such replacement.

      6. TAXES AND CASUALTY INSURANCE. Tenant agrees to pay as they shall become due and payable all real estate taxes, and any other public or recorded charges against the demised premises or against Landlord in connection with the demised premises which come due or attach during the term of this Lease. Landlord hereby gives Tenant the authority to proceed in its name to contest or challenge the imposition or amount of any real estate taxes or any other public or recorded charges against the demised premises. Landlord shall property execute and/or provide any documentation required by Tenant in such challenge. In addition,

Tenant shall pay any and all fire or other casualty insurance premiums on the demised premises, such insurance policies to be adequate in amount to insure the value of the demised premises and duly endorsed to protect Landlord's interest in the demised premises. In the event that Tenant fails to procure said insurance or to maintain same in force, Landlord shall have the right to obtain such insurance in the place of Tenant and to add the costs or premium thereof to the amounts otherwise owing under this Lease as additional rent hereunder.

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      7. TENANT'S LIABILITY INSURANCE. Tenant agrees to insure, for its protection and for the protection of the Landlord, against public liability from the use and operation of the demised premises by obtaining and maintaining during the term of this Lease coverage of not less than $1,000,000 single limit,

"all risks" liability policy and to maintain Landlord as a named insured thereon at all times; and Tenant agrees to furnish Landlord suitable certificates of such insurance coverage; and in the event that the Tenant fails to procure said insurance or to maintain same in force, Landlord shall have the right to obtain such insurance in the place of Tenant and to add the cost or premium thereof to the amounts otherwise owing under this Lease as additional rent hereunder.

      8. INDEMNIFICATION. Tenant agrees to defend and hold harmless the Landlord from any liability for damages to any personal property in or upon the said demised premises, including the property of the Tenant and employees and all persons in or upon the said demised premises at the invitation or with the consent of the Tenant; provided however, that this indemnification shall not be applicable in the event of damages caused by or as a result of the negligence,

acts or omission of Landlord, its agents, servants, employees or contractors. It is mutually agreed by the parties hereto that all property kept, stored or maintained in or upon the said demised premises shall be so kept, stored or maintained at the sole risk of the Tenant. The Tenant agrees not to suffer or give cause for the filing of any lien against the demised premises by any person for any reason whatsoever.

      9. DAMAGE AND DESTRUCTION. If the building containing the demised premises should be destroyed by fire, earthquake, act of God, or the elements during the term of this Lease Agreement, or damaged to such an extent that it cannot be repaired within thirty (30) working days at the option of Landlord to be exercised within thirty (30) days after such damage or destruction,

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this Lease Agreement shall terminate, and the rental shall abate from and after the date of destruction or damage. If, however, the building is only partially destroyed by any of the above causes and the damage to the building can be repaired within the 30-day period, Landlord shall, with all reasonable dispatch,

proceed to repair the building and place it substantially in the same condition as it was prior to the damage. Tenant shall pay rent to Landlord for the damaged premises if, and to the extent that, they are fit for occupancy during the time of repair. If the demised premises are not fit for occupancy during the time of repair, then the rental shall abate during such time.

      10. ASSIGNMENT AND SUBLETTING. Except as provided herein, Tenant shall not assign or sublet this Agreement without the prior written consent of the

Landlord which will not be unreasonably withheld or delayed. Tenant shall have the right to assign or sublet this Lease to any of its subsidiaries or affiliates.

      11. SIGNS. Tenant shall be entitled to place, at Tenant's expense, a sign or signs (the size, design, placement, and configuration of which shall be subject to Landlord's approval which shall not be unreasonably withheld or delayed) on the demised premises. Any such signs or other advertising material placed by Tenant on any part of the demised premises shall comply with any and all applicable laws, ordinances and regulations.

      12. ALTERATIONS. Any construction, alterations, additions, improvements or modifications, both interior and exterior, to the demised premises must first be approved by the Landlord in writing which shall not be unreasonably withheld or delayed.

      13. PLATE GLASS. Tenant, and not Landlord, shall be fully responsible for the replacement of any broken plate glass during the term of this Lease.

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      14. LANDLORD'S RIGHT OF ENTRY. Landlord shall have the right to enter the demised premises during reasonable business hours for the purpose of inspection upon reasonable advance notice to Tenant.

      15. NOT A PARTNERSHIP. Notwithstanding any provision hereof, this Lease and the tenancy hereby created do not and shall not create a partnership or joint venture between Landlord and Tenant. Both parties hereby expressly deny any intent to form any joint venture or partnership between them.

      16. DEFAULT; REMEDIES. In case of default by Tenant in the payment of rent or in any of the covenants herein, the Landlord may at its discretion and in addition to any other remedies at law or in equity, at once, without notice to the Tenant or to any other person, declare the lease forfeited; and thereupon,

unless Tenant shall have completely cured the default, this Lease shall terminate and Landlord's agent or attorney shall have the right, without notice or demand, to re-enter and remove all persons and Tenant's property therefrom without being deemed guilty of any manner of trespass. Upon termination,

Landlord shall make reasonable efforts to relet the demised premises which efforts are defined in this Paragraph 16 as listing the demised premises with a local real estate broker with expertise in commercial real estate. Any financial liability of Tenant to Landlord that exists shall be offset by the collection of rent in the aforesaid reletting. Tenant expressly waives the service of any notice of intention to terminate this Lease or to re-enter said premises. If on account of the default by Tenant of any of the obligations hereunder it shall become necessary for Landlord to employ an attorney to enforce or defend any of

Landlord's rights or remedies hereunder, then, in any event, Tenant shall be liable, over and above any amount otherwise owing unto Landlord, for any reasonable amount incurred by Landlord as attorney's fees.

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      17. QUIET ENJOYMENT. Tenant may have and quietly enjoy the demised premises during the term of this Lease provided Tenant complies with the provisions of this Lease Agreement.

      18. ADDRESSES AND NOTICES. The monthly installments of rent shall be divided equally and paid by separate checks to Landlord at the following addresses: one-half (1/2) to Landlord Lerch at his address at 618 Indian Lane,

Salisbury, Maryland 21801; and the other one-half (1/2) to Landlord Thompson at his address at 638 River Oak Court, Salisbury, Maryland 21801. All notices from

Tenant to Landlord required or permitted by any provision of this Lease

Agreement shall be directed to each Landlord at the same addresses. All notices from Landlord to Tenant so required or permitted shall be directed to Tenant, at the following address: 109 Poplar Hill Avenue, Salisbury, Maryland 21801. Any

party to this Lease Agreement (including either of the parties comprising of the

State Landlord) may, at any time or from time to time, designate in writing a substitute address for that above set forth, and thereafter rent installments and/or notices shall be directed to such substitute address.

      19.   MISCELLANEOUS.
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            A.    Time is of the essence.

            B. This Lease Agreement shall be interpreted and enforced in accordance with the law of the State of Maryland.

            C. The captions or headings herein are included for ease of reference only and shall not be construed to limit or restrict any provision or term hereof.

            D. This Lease shall not be amended or modified except by the written agreement of the parties executed with the same formalities as this original.

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            E. This Lease Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective personal representatives or successors and assigns.

      20. RIGHT TO PURCHASE. During the term of this Lease or any renewals thereof, upon receipt by Landlord of any bona fide offer ("Offer") to purchase the premises demised herein and Landlord's acceptance thereof subject to this

Paragraph 20, Tenant shall have the right to purchase the premises on the same terms and conditions contained in the Offer, with the exception of the date of closing. Tenant shall have fifteen (15) days from the date it receives a copy of any Offer or contract received by Landlord regarding a sale of the premises to notify Landlord whether it will purchase the premises. If Tenant does notify

Landlord of its desire to purchase the premises, it will close such purchase within forty-five (45) days of sending such notice to Landlord.

      IN WITNESS WHEREOF the parties hereto have set their hands and seals the day and year first above written.

WITNESS:

                                      /s/ John R. Lerch                   (SEAL)
-----------------------             --------------------------------------
                                    John R. Lerch


                                      /s/ Thomas C. Thompson              (SEAL)
-----------------------             --------------------------------------
                                    Thomas C. Thompson

                                                - LANDLORD -

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ATTEST:

                                       BAY NATIONAL CORP.


                                       By:   /s/ Hugh W. Mohler           (SEAL)
------------------------                 ---------------------------------
                                                Hugh W. Mohler, President

                                                - TENANT-

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